EXHIBIT 32.1

CERTIFICATION PURSUANT TO CHAPTER 63 OF
TITLE 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Kingston Systems Inc. (the "Company") on Form 10-Q for the period ended December 27, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ralph E. McKittrick, Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

KINGSTON SYSTEMS INC.

Date: February 17, 2009	By:	/s/ Ralph E. McKittrick
Ralph E. McKittrick
Chief Executive Officer